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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  APRIL 14, 2000
                                                 ------------------------------


                             THE WRITER CORPORATION
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             (Exact name of registrant as specified in its charter)



          COLORADO                   0-08305               84-0510478
(State or other jurisdiction       (Commission          (I.R.S. Employer
     of incorporation)             File Number)       Identification No.)



6061 SOUTH WILLOW DRIVE, SUITE 232, ENGLEWOOD, COLORADO                80111
      (Address of principal executive officers)                      (Zip Code)


Registrant's telephone number, including area code:   (303) 779-4100
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 1:  CHANGES IN CONTROL OF REGISTRANT

1. On April 14, 2000, The Writer Corporation ("Writer") entered into an Agreement and Plan of Merger ("Merger Agreement") with Standard Pacific Corp. ("Standard Pacific") pursuant to which a wholly-owned subsidiary of Standard Pacific, TWC Acquisition Corp. ("Newco") will acquire all assets and liabilities of Writer. Pursuant to the Merger Agreement, Newco will pay to the shareholders of Writer $3.35 for each share of common stock of Writer in a combination of cash and common stock of Standard Pacific ("Merger Consideration"). The common stock portion of the Merger Consideration will equal the quotient of $3.35 divided by the price of Standard Pacific's stock multiplied by the number of Writer shares electing common stock as merger consideration. Pursuant to the Merger Agreement, the valuation price of Standard Pacific common stock cannot be less than $11.00 per share nor more than $13.50 per share. The Merger Agreement permits Writer to terminate the merger without penalty if the price of Standard Pacific shares falls below $8.25 per share and allows Standard Pacific to terminate the merger if its share price rises above $15.75 per share. In addition, not more than sixty percent (60%) of the total Merger Consideration will consist of Standard Pacific common stock and not less than fifty percent (50%) will consist of cash. The Merger Agreement is subject to the approval of the Writer shareholders. The form of Merger Agreement is attached hereto as
Exhibit 2.1.

ITEM 7:  EXHIBITS

Exhibit 2.1: Plan and Agreement of Merger by and among The Writer Corporation,
             Standard Pacific Corporation and TWC Acquisition Corp. dated April 14, 2000

Exhibit 2.2: List of Omitted Schedules


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Registrant:

                                        THE WRITER CORPORATION
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Date: April 26, 2000



                                        By:   /s/ Daniel J. Nickless
                                           -------------------------------------
                                        Printed Name:  Daniel J. Nickless
                                                     ---------------------------
                                        Title:  President
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 2.1                Plan and Agreement of Merger by and among The Writer
                    Corporation, Standard Pacific Corporation and TWC
                    Acquisition Corp. dated April 14, 2000

 2.2                List of Omitted Schedules